                                                                    EXHIBIT 10.2


                                 THIRD AMENDMENT
                             TO FINANCING AGREEMENT

            THIRD AMENDMENT, dated as of December 29, 2004 (this "Amendment"), by and among Value City Department Stores LLC, an Ohio limited liability company ("VCDS LLC"), Shonac Corporation, an Ohio corporation ("Shonac"), DSW Shoe Warehouse, Inc., a Missouri corporation ("DSW"), Gramex Retail Stores, Inc., a Delaware corporation ("Gramex"), Filene's Basement, Inc., a Delaware corporation ("Filene's"), GB Retailers, Inc. a Delaware corporation ("GB"), Value City of Michigan, Inc., a Michigan corporation ("VC Michigan", and together with Value City, Shonac, DSW, Gramex, Filene's AND GB, each a "Borrower" and collectively, the "Borrowers"), J.S. Overland Delivery, Inc. ("Overland"), Value City Department Stores Services, Inc. ("Services"), Retail Ventures, Inc., an Ohio corporation (the "Parent"), Retail Ventures Jewelry, Inc., an Ohio corporation ("RV Jewelry"), Retail Ventures Services, Inc., an Ohio corporation ("RV Services"), and Retail Ventures Imports, Inc. (formerly known as VC Acquisition, Inc.), an Ohio corporation ("Imports", and together with Overland, Services, the Parent, RV Jewelry and RV Services, each a "Guarantor" and collectively, the "Guarantors", and together with the Borrowers, each a "Loan Party", and collectively, the "Loan Parties"), the lenders currently party to the Financing Agreement (as defined below) (each a "Lender" and collectively, the "Lenders") and Cerberus Partners, L.P., a limited partnership formed under the laws of the State of Delaware ("CPLP"), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent").

                                    RECITALS

            WHEREAS, Value City Department Stores, Inc., an Ohio corporation (the "Existing Administrative Borrower"), the other Loan Parties and certain of their affiliates, the Lenders and the Agent are parties to that certain Financing Agreement dated as of June 11, 2002, as amended by the First Amendment to Financing Agreement, dated as of October 7, 2003 and by the Second Amendment to Financing Agreement, dated as of July 29, 2004 (as amended, supplemented, restated or otherwise modified through the date hereof, the "Financing Agreement");

            WHEREAS, the Loan Parties have advised the Agent that the directors of the Parent and the Existing Administrative Borrower have approved a corporate reorganization (the "2004 Reorganization") of the Loan Parties pursuant to the terms set forth on the Supplement to Schedule 1.01(b) hereto and has been implemented subject to the consent of the Lenders;

            WHEREAS, the following actions, among others, have been taken pursuant to the 2004 Reorganization:

                  (i) Westerville Road GP, Inc., and Westerville Road LP, Inc., each a Delaware corporation, have merged into the Existing Administrative Borrower, with the Existing Administrative Borrower being the surviving entity, and therefore, Westerville Road GP, Inc. and Westerville Road LP, Inc. are no longer Guarantors party to the Financing Agreement.

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                  (ii) Value City Limited Partnership, an Ohio limited
partnership, has merged into the Existing Administrative Borrower, with the Existing Administrative Borrower being the surviving entity. Therefore, Value City Limited Partnership is no longer a Borrower party to the Financing Agreement.

                  (iii) The Parent has formed a new wholly-owned subsidiary in Ohio named "Value City Department Stores LLC". The Existing Administrative Borrower has merged into Value City Department Stores LLC, with Value City Department Stores LLC being the surviving entity.

                  (iv) Value City Department Stores LLC has transferred or will transfer all of the issued and outstanding shares of each class of capital stock of Shonac and Filene's to the Parent.

            WHEREAS, the Loan Parties have requested that the Agent and the Lenders (i) consent to the 2004 Reorganization, and (ii) make certain related amendments to the Financing Agreement;

            WHEREAS, the Lenders have agreed to consent to the 2004 Reorganization, and to modify and amend certain provisions of the Financing Agreement as provided herein, provided that, among other things, the Loan Parties execute and deliver this Third Amendment.

            NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

            1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

            2. Joinder and Assumption of Liabilities by VCDS LLC. Effective as of the date of this Third Amendment, VCDS LLC hereby acknowledges that it has received and reviewed a copy of the Financing Agreement, and acknowledges and agrees to:

               (a) join in the execution of, and become a party to, the Financing Agreement as a Borrower and as a Loan Party, as indicated with its signature below;

               (b) be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of the Administrative Borrower, the Borrowers and the Loan Parties in the Financing Agreement, with the same force and effect as if VCDS LLC was a signatory to the Financing Agreement and was expressly named as the Administrative Borrower, as a Borrower and as a Loan Party therein; and

               (c) assume and perform all duties and Obligations of the Existing Administrative Borrower, as a Borrower and as a Loan Party under the Financing Agreement.

            3. Amendments to Financing Agreement.

               (a) General.

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                  (i) VCDS LLC shall be a Borrower and a Loan Party under the
Financing Agreement and, in furtherance thereof, (i) all references in the Financing Agreement to the "Administrative Borrower" shall hereafter be deemed to refer to VCDS LLC, (ii) all references in the Financing Agreement to the "Borrowers" or the "Loan Parties" shall hereafter be deemed to include VCDS LLC, and (iii) all references in the Financing Agreement to "Value City" shall hereafter be deemed to refer to VCDS LLC.

                  (ii) All references in the Financing Agreement to the "Reorganization" shall hereafter be deemed to include the 2004 Reorganization, and all references to the "Reorganization Effective Date" shall hereafter be deemed to include the 2004 Reorganization Effective Date.

               (b) New Definitions. (i) The following new definitions are hereby added to Section 1.01 of the Financing Agreement (in appropriate alphabetical order) to read in their entirety as follows:

            "Third Amendment" means the Third Amendment to this Agreement, dated as of December 29, 2004, made by the Borrower, the Guarantors, the Lenders and the Agent.

            "2004 Reorganization" means the corporate reorganization of the Loan Parties, as described on the supplement to Schedule 1.01(b) hereto.

            "2004 Reorganization Effective Date" means the date on which the transactions contemplated by the 2004 Reorganization are consummated.

                  (ii) The definition of "Convertible Loan Agreement" is hereby deleted in its entirety and the following substituted in its stead:

            "Convertible Loan Agreement" means the Senior Subordinated Convertible Loan Agreement, dated as of March 15, 2000, as amended from time to time and as amended and restated by the Senior Convertible Loan Agreement dated as of June 11, 2002, among the Loan Parties, the Convertible Loan Agent and the Convertible Loan Lenders, as most recently amended on December 29, 2004.

                  (iii) The definition of "Revolving Credit Facility" is hereby deleted in its entirety and the following substituted in its stead:

            "Revolving Credit Facility" means the $350,000,000 working capital facility, dated as of June 11, 2002, among the Loan Parties, the Revolving Credit Facility Agent and the Revolving Credit Facility Lenders, as most recently amended on December 29, 2004.

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                  (iv) The definition of "Revolving Credit Facility Agent" is hereby amended by deleting the reference to "National City Commercial Finance, Inc." contained therein and substituting the words "National City Business Credit, Inc." therefor.

               (c) The sixth sentence in Section 5.01(q) is hereby amended by the addition thereto of the phrase "except where such default or violation is not reasonably likely to have a Material Adverse Effect" after the word "Reorganization."

               (d) Security Interests. Section 5.01(ff) of the Financing Agreement is hereby amended by adding the words "and by Third Amendment" after the words "and the UCC financing statements and financing statement amendments contemplated by Second Amendment" contained in the second sentence thereof.

               (e) Events of Default. Section 8.01 of the Financing Agreement is hereby amended by adding a new clause (q) thereto to read in its entirety as follows:

            (q) the holder of the Promissory Note, dated January 1, 2005, made by the Parent in favor of VCDS LLC fails to comply in any respect with any subordination provision or any other intercreditor provision contained therein or in any pledge agreement related thereto;

            4. Amendments to Schedules to Financing Agreement. A new supplement to Schedule 1.01(b) (2004 Reorganization) is hereby added to Schedule 1.01(b) of the Financing Agreement to read in its entirety in the form of Supplement to
Schedule 1.01(b) attached hereto and incorporated by reference herein.

            5. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction in full of the following conditions precedent:

               (a) Both before and immediately after giving effect to this Amendment, (i) the representations and warranties contained in this Amendment and Article V of the Financing Agreement (other than as described in Annex 1 hereto) shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); and (ii) no Default or Event of Default shall have occurred and be continuing on the date of this Amendment or result from this Amendment becoming effective in accordance with its terms.

               (b) The Agent shall have received, on or before the 2004 Reorganization Effective Date, each of the following documents, in form and substance satisfactory to the Agent and dated the 2004 Reorganization Effective Date (unless otherwise specified herein or in such document), and all conditions precedent to the effectiveness of such documents (where applicable) shall have been satisfied:

                  (i) this Amendment, duly executed by the Loan Parties, the Lenders and the Agent;

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                  (ii) Joinder, Confirmation and Amendment of Ancillary
Documents, duly executed by each of the Loan Parties and the Agent, together with the original stock certificates or other certificated securities or instruments representing all of the Capital Stock of such Loan Parties' subsidiaries, and all intercompany notes accompanied by undated stock powers executed in blank and other proper instruments of transfer, in each case, to the extent not previously delivered to the Agent;

                  (iii) Assignment for Security (Copyrights) duly executed by VCDS LLC;

                  (iv) Second Amendment to the Intercreditor Agreement, duly executed by the Agent, the Revolving Credit Agent and the Term Loan Agent and acknowledged by the Loan Parties;

                  (v) Endorsements to each Note, duly executed by the Borrower;

                  (vi) such Collection Account Agreements, Credit Card Agreements and DDA Notifications as the Agent may reasonably require;

                  (vii) such UCC financing statements and UCC financing statement amendments as the Agent may reasonably require;

                  (viii) an opinion of Vorys, Sater, Seymour and Pease, LLP, counsel to the Loan Parties, with respect to the 2004 Reorganization, the Loan Documents and the transactions contemplated hereby and thereby;

                  (ix) a certificate of the appropriate official(s) of the state of organization of VCDS LLC and the Parent certifying as to the subsistence in good standing of, and the payment of taxes by, such Person in such state;

                  (x) a true and complete copy of the charter, certificate of formation or other publicly filed organizational document of VCDS LLC and the Parent certified as of the 2004 Reorganization Effective Date (except as otherwise agreed by the Agent) by an appropriate official of the state of organization of such Person, which shall set forth the same complete name of such Person as is set forth herein;

                  (xi) a copy of the by-laws, limited liability company agreement, operating agreement, or other organizational document of VCDS LLC and the Parent, together with all amendments thereto, certified as of the 2004 Reorganization Effective Date by an Authorized Officer of such Person;

                  (xii) a copy of the resolutions of VCDS LLC and the Parent, certified as of the date hereof by an Authorized Officer thereof, authorizing
(A) the transactions contemplated hereby, and (B) the execution, delivery and performance by such Person of each Loan Document to which such Person is or will be a party, included as amended hereby or by the documents contemplated hereby, and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, and (C) the 2004 Reorganization, and each of the documents contemplated thereby;

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                  (xiii) a certificate of an Authorized Officer of VCDS LLC and the Parent, certifying the names and true signatures of the representatives of such Person authorized to sign each Loan Document to which such Person is or will be a party and the other documents to be executed and delivered by such Person in connection herewith and therewith, together with evidence of the incumbency of such authorized officers; and

                  (xiv) copies of the Revolving Credit Facility Documents and the Convertible Loan Documents, in each case, as amended as of December 29, 2004 and copies of each of the documents executed in connection with the 2004 Reorganization, in each case, duly executed by the parties thereto, which documents shall be in form and substance satisfactory to the Agent;

               (c) All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the 2004 Reorganization, the amendment of the Loan Documents, or the conduct of the Loan Parties' business shall have been obtained and shall be in full force and effect except as to the extent that the failure to obtain the same would not have a Material Adverse Effect.

               (d) The Agent shall have completed its business and legal due diligence with respect to the 2004 Reorganization and the results thereof shall be acceptable to the Agent, in its sole and absolute discretion. The Agent's execution hereof shall constitute satisfaction of this subsection 5(d).

               (e) All conditions precedent to the 2004 Reorganization and the amendment of the Revolving Credit Facility and the Convertible Loan Agreement shall have been met to the satisfaction of the Agent.

               (f) The Agent shall have received such other agreements, instruments, opinions and other documents as the Agent may reasonably request in respect of the transactions contemplated hereby.

               (g) All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its counsel, and the Agent and its counsel shall have received all such information and such counterpart originals or certified copies of documents as the Agent or its counsel may reasonably request.

               (h) All fees, expenses and taxes accrued and unpaid or otherwise due and payable by the Borrowers or a Loan Party pursuant to either the Financing Agreement or this Amendment (including, without limitation, the fees and other client charges of Schulte Roth & Zabel LLP in connection with this Amendment and the related agreements, instruments and other documents) shall have been paid in full.

            6. Loan Parties' Representations and Warranties. Each Loan Party (including VCDS LLC) represents and warrants to the Agent and the Lenders as follows:

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               (a) Such Loan Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Financing Agreement, as amended hereby.

               (b) The execution, delivery and performance by such Loan Party of this Amendment and the performance by such Loan Party of the Financing Agreement, as amended hereby and the consummation of the 2004 Reorganization (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Loan Party's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Loan Party or any of such Loan Party's properties (including, without limitation, any Leases) except where such violation of default is not reasonably likely to have a Material Adverse Effect, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Loan Party's property.

               (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by such Loan Party of this Amendment or the performance by such Loan Party of the Financing Agreement, as amended hereby, except to the extent that the failure to obtain the same would not have a Material Adverse Effect.

               (d) This Amendment and the Financing Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Loan Party, as the case may be, enforceable against such Loan Party, in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

               (e) Both before and immediately after giving effect to this Amendment, (i) the representations and warranties contained in Article V of the Financing Agreement (other than as described on Annex 1 hereto) are correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing on and as of the date hereof.

               (f) Immediately prior to giving effect to this Amendment, VCDS LLC had no assets and no liabilities.

               (g) The 2004 Reorganization has been or will be consummated in accordance with all requirements of applicable law.

            7. Restatement of Representations, Warranties and Covenants in Financing Agreement. The Loan Parties (including VCDS LLC) hereby restate all representations, warranties, and covenants set forth in the Financing Agreement as of the date hereof (other than as described on Annex 1 hereto). To the extent that any changes in any representations, warranties, and covenants require any amendments to the Schedules to the Financing Agreement,

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such Schedules are amended and restated, as evidenced by Schedule 1.01(b) hereto or any replacement Schedules annexed to this Third Amendment.

            8. Continued Effectiveness of Financing Agreement. Each Loan Party hereby (a) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after December 29, 2004, all references in any such Loan Document to "the Financing Agreement", the "Agreement", "hereto", "hereof", "hereunder", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, for the ratable benefit of the Lenders, or to grant to the Agent, for the ratable benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties, or any of their respective Subsidiaries from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no amendment of any terms or provisions of the Financing Agreement or the amendments granted hereunder shall relieve any Loan Party from complying with such terms and provisions other than as expressly amended hereby or from complying with any other term or provision thereof or herein.

            9. Reaffirmation by Guarantors. Each Guarantor hereby (a) consents to the transactions contemplated by the Amendment; (b) acknowledges and reaffirms its obligations owing to the Agent and the Lenders under any Loan Documents to which it is a party; and (c) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that neither the Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

            10. Consent to 2004 Reorganization. Upon the determination of the Agent that all conditions precedent to the effectiveness of this Third Amendment have been satisfied, consent to the 2004 Reorganization shall be deemed to have been given by the Lenders, provided however, that nothing contained herein shall be deemed a consent to any transactions regarding the public issuance of stock described in Paragraphs 11, 12, and 13 of the Supplement to Schedule 1.01(b) to the extent that the consummation of any such transactions described therein would constitute or result in the occurrence of an Event of Default.

            11. Miscellaneous.

               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

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               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

               (d) This Amendment is a Loan Document executed pursuant to the Financing Agreement and shall be construed, administered and interpreted in accordance with the terms thereof.

            12. JURY TRIAL WAIVER. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:                            VALUE CITY DEPARTMENT STORES LLC,
                                      an Ohio limited liability company

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Vice President

                                      SHONAC CORPORATION,
                                      an Ohio corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      DSW SHOE WAREHOUSE, INC.,
                                      a Missouri corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      GRAMEX RETAIL STORES, INC.,
                                      a Delaware corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      FILENE'S BASEMENT, INC.,
                                      a Delaware corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      VALUE CITY OF MICHIGAN, INC.,
                                      a Michigan corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      GB RETAILERS, INC.,
                                      a Delaware corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

GUARANTORS:                           J.S. OVERLAND DELIVERY, INC.
                                      a Delaware corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      VALUE CITY DEPARTMENT STORES
                                      SERVICES, INC.
                                      a Delaware corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      RETAIL VENTURES, INC.
                                      an Ohio corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      RETAIL VENTURES JEWELRY, INC.
                                      an Ohio corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      RETAIL VENTURES SERVICES, INC.
                                      an Ohio corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      RETAIL VENTURES IMPORTS, INC.
                                      (formerly known as VC Acquisition, Inc.), an Ohio corporation

                                      By:  ______________________________
                                           Name: James A. McGrady
                                           Title: Chief Financial Officer

                                      AGENT AND LENDER:

                                      CERBERUS PARTNERS, L.P.,
                                      a Delaware limited partnership

                                      By:  CERBERUS ASSOCIATES, L.L.C.

                                      By:  ______________________________
                                           Name:
                                           Title:

                                      LENDER:

                                      SCHOTTENSTEIN STORES CORPORATION
                                      a Delaware limited partnership

                                      By:  ______________________________
                                           Name:
                                           Title: